September 1, 2021

BNY MELLON FAMILY OF FUNDS

(Equity funds currently with Mellon Investments Corporation as a sub-adviser)

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC (Newton), to serve as the fund's sub-investment adviser.

The fund's primary portfolio managers manage the fund's investments as employees of Newton and are no longer employees of Mellon Investments Corporation.

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The following information supersedes and replaces any contrary information contained in the section "Fund Details – Management" in the prospectus:

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the fund's sub-investment adviser. Newton is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. Newton's principal office is located at BNY Mellon Center, 201 Washington Place, Boston, Massachusetts 02108. As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts. Newton, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the fund's assets. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Newton is or will be available in the fund's annual or semi-annual report, as applicable.

The fund's primary portfolio managers manage the fund's investments as employees of Newton and are no longer employees of Mellon Investments Corporation.

BNYM-EQMNWT-STK0921